Exhibit 10.8

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of May 8, 1996, by and between Banco Inversion, S.A., a Spanish corporation ("Banco"), and ReSeal Food Dispensing Systems, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

     In consideration of the premises and of the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.   Definitions. For purposes of this Agreement:

          (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "Common Stock" means the common stock, par value $.001, of the Company.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (d) "Holders" means holders of Other Shares.

          (e) "Other Shares" means shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of warrants or options of the Company) having registration rights, other than the Shares.

          (f) "Participating Rightsholder" means any Rightsholder requesting inclusion of his Shares in a Registration, pursuant to Section 2(b).

          (g) "Registration" refers to a registration effected by preparing and filing a registration statement or statements or similar documents as shall comply with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

          (h) "Registration Expenses" means all expenses incurred in effecting any Registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such Registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders.


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          (i)  "Registration  Notice" means a notice delivered by the Company to the Rightsholders pursuant to Section 2(a).

          (j) "Rightsholders" means Banco and each subsequent transferee of the Shares from Banco or another Rightsholder.

          (k) "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (l) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Shares and all fees and disbursements of counsel for the Rightsholders.

          (m) "Shares" means that certain number of shares of Common Stock acquired by Banco (and its designated nominees) from RIC.

     2. Registration of Shares. Upon the Company's determination to register any of its shares of Common Stock either for its own account or the account of any Holder (not including the initial public offering of the Common Stock (the "Public Offering") or the registration of any of the Bridge Units issued by the Company in connection with certain loans it received (the "Bridge Units") and the underlying securities of such Bridge Units), the Company will: (a) promptly give written notice thereof to each of the Rightsholders (a "Registration Notice"); and (b) use its best efforts to effect the Registration of such shares of Common Stock and include in such Registration (and any qualification under blue sky laws or other compliance), except as set forth in Sections 4 and 5, all the Shares specified by the Participating Rightsholders in written requests to the Company given within twenty (20) days after the Registration Notice is received. Such written requests may specify for inclusion in such Registration all or only a portion of the Shares held by a Rightsholder.

     3. Underwriting. If the Registration referred to in a Registration Notice is for a registered public offering involving an underwriting, the Company shall so advise the Rightsholders in the Registration Notice. In such event, each of the Participating Rightsholders' respective rights to registration pursuant to
Section 2 shall be conditioned upon such Participating Rightsholder's participation in such underwriting and the inclusion of his or her Shares in the underwriting to the extent provided herein. Each Participating Rightsholder shall, together with the Company and the Holders intending to offer Other Shares, enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company (the "Representative").

     4. Limitation on Number of Shares.

          (a) Notwithstanding any other provision hereof, if the Representative advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Representative may (subject to the limitations set forth below) limit the number of Shares to be included in the Registration and underwriting. The Company shall so advise each of the Participating Rightsholders, and the number of


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

     shares of Common Stock that are entitled to be included in the Registration and underwriting shall be allocated to the Company, the Holders and the Participating Rightsholders in accordance with Section 5. Subsequent to any such reduction, if any Participating Rightsholder does not agree to the terms of any such underwriting, such Participating Rightsholder shall be excluded therefrom by written notice from the Company or the underwriter. Any Shares excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          (b) If Shares are so withdrawn from the Registration, the Company shall then offer to all Participating Rightsholders who have not so withdrawn from the registration or whose number of Shares included in the Registration have been reduced as a result of marketing factors, the right to include additional Shares in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 5 hereof.

     5. Allocation of Shares. In any circumstance in which the Participating Rightsholders and the other Holders want to register Shares and Other Shares and the aggregate number of such Shares and Other Shares cannot be so included as a result of limitations imposed by the underwriters, the number of Shares and Other Shares that shall be included shall be allocated among the Participating Rightsholders and the other Holders pro rata on the basis of the aggregate number of Shares and Other Shares. The Company shall not limit the number of Shares to be included in a Registration, in order to include in such Registration shares held by stockholders with no registration rights, in an offering in which the number of Shares included in such offering is limited in any way or allocated pursuant to Sections 4 or 5.

     6. Restrictions on Public Sales by Rightsholders. To the extent not inconsistent with applicable law, each Rightsholder that is timely notified in writing by the Company or the Representative, shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering, any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue, during the 10-day period prior to, and during the 90-day period beginning on, the effective date of the applicable Registration Statement, except as part of such Registration.



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

     7. Company Obligations. In effecting the Registration described in Section 2(b), the Company shall:

          (a) prepare and file with the Commission a registration statement on such form as the Company may determine in its sole discretion (provided that such form may be used by the Company in accordance with the Securities
     Act) (such registration statement and all amendments and supplements thereto are referred to herein as the "Registration Statement") with respect to the Shares and thereafter use its best efforts to cause the Registration Statement to become effective as promptly as possible;

          (b) furnish promptly to each Participating Rightsholder such number of copies of the prospectus used in connection with the Registration
     Statement, including a preliminary prospectus, and all amendments and supplements thereto (collectively, the "Prospectus"), in conformity with the requirements of the Securities Act, and such other documents as each Participating Rightsholder may reasonably request in order to facilitate the disposition of its Shares;

          (c) use its best efforts to register or qualify the Shares under the securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by each Participating Rightsholder and to keep such registration or qualification in effect for as long as the Registration Statement remains in effect; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify generally to do business or to file a general consent to service of process in any such jurisdictions, (ii) provide any undertaking as to which the Board of Directors of the Company shall reasonably object or (iii) make any change in its charter or bylaws;

          (d) promptly notify each of the Participating Rightsholders, at any time when a Prospectus is required to be delivered under the Securities Act, (i) of the happening of any event as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (ii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement is appropriate; and the Company shall promptly amend or supplement the Registration Statement and Prospectus to correct any such untrue statement or omission so that, as thereafter delivered by any Participating Rightsholder to the purchasers of such securities, the Registration Statement and Prospectus as so supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and promptly furnish to each Participating Rightsholder a reasonable number of copies of the supplement to or the amendment of the Prospectus as may be necessary;

          (e) promptly notify the Participating Rightsholders of (i) when the Registration Statement, or any post-effective amendments thereto, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed; (ii) the receipt of any comments from the Commission concerning the Registration Statement and the Company's responses thereto; (iii) the issuance by the Commission of any stop order


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


     suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iv) the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of any of the Shares under state securities or Blue Sky laws or the initiation of any proceeding for that purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (f) permit a single firm of counsel designated as selling stockholder's counsel by Banco to review the Registration Statement and Prospectus and all amendments and supplements thereto for a period of three
     (3) business days prior to the filing of such documents with the Commission; and

          (g) use its best efforts to cause the Shares to be, and to continue to be, listed on a recognized automated trading market or a securities exchange.

     8. Termination of Registration Rights. Each Rightsholder's right to registration of the Shares or inclusion of the Shares in any Registration pursuant to this Agreement shall terminate upon the earlier of: (a) such time as all (but not less than all) of such Rightsholder's Shares have been either registered pursuant to this Agreement or sold, or (b) such time as each of such Shares may be sold pursuant to Rule 144(k).

     9. Representations of the Company. The Company hereby represents and warrants as of the date hereof that:

          (a) Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and each jurisdiction in which it operates its business.

          (b) Capitalization. The Company has a total authorized capitalization consisting of 40,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of the date hereof, there are (i) 6,325,000 shares of Common Stock issued and outstanding, (ii) promissory notes issued by the Company that are convertible into an aggregate of 2,400,000 shares of Common Stock (the "Convertible Notes"), and (iii) bridge units consisting of an aggregate of 1,575,000 shares of Common Stock and warrants to purchase an aggregate of 1,575,000 additional shares of Common Stock (the "Bridge Units"). As of the date hereof, there are no shares of Preferred Stock issued and outstanding. There are no other classes of capital stock of the Company. All of the shares of Common Stock have the same rights and/or preferences with respect to voting and dividends. There are no agreements in effect which (i) affect the voting rights of any shares of Common Stock, (ii) restrict the transfer of shares of Common Stock, other than those imposed by federal and state securities laws, or (iii) provide the holder of any shares of Common Stock any rights with respect to the sale or registration of any of such shares, other than (A) the Convertible Notes, (B) the Bridge Units and its underlying securities, (C) this Agreement, (D) the Settlement Agreement, dated October 10, 1995, among the Company and the other parties listed therein, and (E) the Subscription Agreements entered into in connection with the $1,050,000 private placement of Common Stock.


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

          (c) Authorization; Enforceability. The Company has the full right, power and authority (i) to enter into, execute and deliver this Agreement, and (ii) to perform all of its obligations hereunder. This Agreement and all other agreements, certificates, documents and instruments contemplated hereby, to which the Company is a party, will be legal, valid and binding obligations of the Company, and will be enforceable in accordance with their respective terms.

          (d) No Violations of Law or Order. The execution, delivery and performance of this Agreement by the Company will not violate or contravene
     (i) any agreements to which it is a party, (ii) any orders, judgments or decrees or (iii) to the Company's knowledge, any laws or regulations.

          (e) No Litigation. There is no litigation pending, or to the knowledge of the Company threatened, against the Company.

          (f) Financial Statements. The Company will deliver to Banco copies of all audited financial statements prepared by or for the Company upon availability.

          (g) Underwriting Commitment. The Company has obtained a letter of intent from Stratton Oakmont, Inc. ("Underwriter") to underwrite the Public Offering (or any class of stock of the Company of which Banco will own shares). The Company has provided to Banco copies of all letters of intent and agreements which directly relate to the Public Offering. Such commitment has not been withdrawn by Underwriter as of the date hereof.

     10. Covenants of the Company. The Company covenants and agrees that it will use its best efforts to carry out each of its duties and obligations under this Agreement and to conduct the Public Offering.

     11. Financial Information. The Company covenants and agrees to furnish the following reports to each Rightsholder:

          (a) as soon as practicable after the end of the each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and a capitalization summary setting forth in reasonable detail all issued and outstanding securities of the Company including all warrants, options and rights with respect to same, as of the end of such fiscal year;

          (b) as soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of each such quarterly period, and consolidated statements of income


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     and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail, except that such financial statements need not contain the notes required by generally accepted accounting principles; and

          (c) from the date the Company becomes subject to the reporting requirements of the Exchange Act, and in lieu of the financial information required pursuant to Sections 11(a) and (b), copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.

     12. Restrictions on the Participating Rightsholders. In the event the Company gives a notice to the Participating Rightsholders pursuant to subsection 7(d) or subsection 7(e)(iii) or (iv) hereof (any such notice, a "Discontinuance Notice"), each Participating Rightsholder will forthwith discontinue disposition of registered Shares pursuant to the Registration Statement until, as applicable, (i) each Participating Rightsholder receives from the Company the supplemented or amended Prospectus contemplated by subsection 7(d) hereof, including any additional or supplemental filings that are incorporated by reference in the supplemented or amended Prospectus, or (ii) each Participating Rightsholder is advised in writing by the Company that any stop order has been lifted. If so directed by the Company, each Participating Rightsholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Rightsholder's possession, of the Prospectus covering such registered Shares that was current at the time the Participating Rightsholders received the Discontinuance Notice.

     13. Other Securities. A Registration Statement filed pursuant to this Agreement may include other securities of the Company with respect to which registration rights have been or may be granted and may include securities of the Company being sold for its own account, and nothing contained in this Agreement shall be construed as limiting or restricting the Company's ability to file additional registration statements under the Securities Act to register securities for selling stockholders or for its own account.

     14. Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

     15. Furnishing Information. Each Participating Rightsholder shall furnish to the Company at such time as the Company shall reasonably request, such information regarding such Participating Rightsholder, its Shares, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Shares. Each Participating Rightsholder shall execute such documents in connection with such registration as the Company may reasonably request.


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     16.  Expenses  of  Registration.  All  Registration  Expenses  incurred  in connection with this Agreement shall be borne by the Company.

     17. Indemnification.

          (a) The Company will indemnify each Rightsholder, each of its officers, directors and partners, legal counsel, and accountants, as applicable, and each person controlling such Rightsholder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus, offering circular, or other document, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse such Rightsholder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Rightsholder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Rightsholder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this
     Section 17 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld.)

          (b) Each Rightsholder will, if Shares are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, as applicable, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other Rightsholder, and each of their officers, directors, and partners, as applicable, and each person controlling such Rightsholders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Rightsholder, directors, officers, partners, legal counsel, accountants, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Rightsholder and stated to be specifically for use therein, provided, however, that the obligations of such


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

     Rightsholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Rightsholder (which consent shall not be unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 17 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 17, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 17 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     18. Transfer or Assignment of Registration Rights. The rights of each Rightsholder granted under this Agreement to cause the Company to register the Shares may be transferred or assigned by such Rightsholder to a transferee or assignee of his or her Shares, provided, that the transferee or assignee of such rights assumes the obligations of such Rightsholder under this Agreement and, provided further, that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Shares with respect to which such registration rights are being transferred or assigned. If a Rightsholder (other than Banco) owns less than 100,000 Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reorganizations, reclassifications and the like), such Rightsholder may only exercise the registration rights provided in this Agreement through Banco as its agent.

     19. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given and received upon personal delivery to the party to be notified, on the next business day following delivery to a nationally recognized overnight courier service, upon the transmission of a facsimile or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address or facsimile number indicated below for such party, or at such other address as such party may designate upon written notice to the other parties (except that notice of change of address shall be deemed given upon receipt).

                  If to the Company:

                           ReSeal Food Dispensing Systems, Inc.
                           342 Madison Avenue, Suite 1034
                           New York, NY  10173
                           Facsimile No.:  212-682-4720
                           Attention:  David Brenman

                  With a copy to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, NY  10022
                           Facsimile No.:  212-715-8000
                           Attention:  Scott Rosenblum, Esq.

                  If to Banco:

                           Felipe IV
                           28014 Madrid
                           SPAIN
                           Facsimile No.:  011-34-1-522-6821
                           Attention:  Raphael Nunez

                  With a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           399 Park Avenue
                           22nd Floor
                           New York, NY  10022
                           Facsimile No.:  212-872-1002
                           Attn:  Alan Siegel, Esq.

     If to a Rightsholder other than Banco, to the last known address of such Rightsholder.

     20. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof, supersedes all prior agreements and understandings, written or oral, among the parties with respect thereto, and no party shall be liable or bound to any other party in any manner by any promises, conditions, warranties, representations, or covenants except as specifically set forth herein or therein.

     21. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the party against whom such amendment or waiver is sought to be enforced.

     22. Successors and Assigns. The Company may not assign any of its rights or liabilities under this Agreement without the prior written consent of Banco. The rights granted to Banco pursuant to this Agreement may be assigned without the prior written consent of the Company. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     23. Governing Law. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     24. Severability. If any provisions of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

     25. Further Assurances. Each of the parties agrees to execute and deliver such additional documents and/or instruments, and to take such further actions, as may reasonably be required from time to time to carry out the intent, purpose and provisions of this Agreement.

     26. Section Headings. The Section headings contained herein are for convenience of reference only, are not part of this Agreement and shall not limit or otherwise affect the meaning of this Agreement.

     27.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.


                                     RESEAL FOOD DISPENSING SYSTEMS, INC.


                                     By:  /s/ David Brenman
                                          -------------------------
                                          Name: David Brenman
                                          Title: President


                                     BANCO INVERSION, S.A.


                                     By:  /s/ Rafael Nunez
                                          -------------------------
                                          Name: Rafeal Nunez
                                          Title: